UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2008

SUPPORTSOFT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other	(Commission File No.)	(I.R.S.
Jurisdiction		Employer
of Incorporation)		Identification
No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Description of Existing Annual Incentive Plan.  In January 2008, SupportSoft, Inc. (“the Company”) reported that the Board of Directors had adopted the Executive Incentive Compensation Plan (the “Plan”).  The Plan is designed to further align executive compensation with corporate performance by tying an increased percentage of incentive compensation, relative to the prior year, to financial performance.  In addition to this alignment, three primary objectives of the Plan are to help retain, motivate, and reward select employees whose performance is critical to the overall success of the Company.

The Plan allows designated employees to share in Company achievements based on attainment of pre-established financial performance and individual performance goals.  Each eligible employee has a target annual incentive calculated as a specified percentage of his or her annual salary.  Payout of the annual incentive is then determined based on two components:  (1) the Company’s or the employee’s business unit’s achievement of its financial goals; and (2) the individual employee’s achievement of his or her quarterly management by objective (“MBO”) goals.  The portion of an individual’s overall target annual incentive attributable to Company or business unit performance is generally greater for more senior employees, who have a greater influence on Company results.  The Plan also provides the potential for certain employees to receive greater than 100% of the Company/business unit portion of their target annual incentive according to a formula for business overachievement, subject to a cap, which “overachievement incentive” will be earned only at the close of the Company’s fiscal year and will be paid annually.

Under the Plan, the Company establishes financial goals for both of its business units at the beginning of each year, and then evaluates progress regarding those financial goals during each quarter of the year.  The Company sets a specific operating income contribution target for its Enterprise Solutions Group and a specific revenue target for its Consumer Solutions Group, which targets represent the financial goals for Plan participants who are assigned to a particular business unit (or whose work is allocated proportionally between both business units).

MBO goals are also established and evaluated by the Company each quarter during the year.  Quarterly MBO goals that are chosen for Plan participants consist of both quantifiable and non-quantifiable performance objectives based on criteria that can be both measured and defined by the Company in advance of the performance period.  MBO goals are generally derived from the following categories: business performance; operational efficiencies; strategic initiatives; account development and organizational effectiveness.

The Plan specifies the relative percentage weighting among the Company or business unit financial component and MBO component for each of the Plan participants.  After the Plan was reported by the Company, the Company’s Compensation Committee chose the specific financial targets for the 2008 performance period and set specific MBO goals quarterly for the Company’s named executive officers.  The target annual incentive opportunity for the Company’s Chief Executive Officer was tied exclusively to Company-wide financial performance, and the target annual incentive opportunities for the Company’s business unit general managers were tied exclusively to financial targets for their respective business units.

Material Changes to Annual Incentive Plan.  The Board of Directors at its July 28, 2008 meeting adopted an amended and restated Plan and certain changes related to the Plan, including the material changes discussed in this Current Report below.  These amendments and changes relate primarily to the Consumer Solutions Group, and were implemented to ensure that the Plan is flexible enough to achieve its incentive and retention objectives during the early stages of the Company’s consumer business, when the business is characterized by a rapid rate of change.  The following material changes are prospective and effective for the second half of 2008:

•      The Amended and Restated 2008 Executive Incentive Compensation Plan eliminates specification of the relative percentage weighting between the financial component and MBO component for the Plan participants, instead giving the Company discretionary authority each year to establish the relative percentage weighting for these annual incentive components based on the Company’s needs at the time.

•      The Board of Directors has changed, and hereby again reports, the relative weighting of the financial and MBO components for four of its Plan participants as follows:

•  Chief Executive Officer:  Company financial goals (100%);

•  Enterprise Solutions Group General Manager:  Business unit financial goals (100%);

•  Consumer Solutions Group General Manager:  Business unit financial goals (50%) and MBO goals (50%); and

•  Consumer Solutions Group Executive Vice President, Operations:  Business unit financial goals (25%) and MBO goals (75%).

The increase in weighting of MBO goals for our most senior Consumer Solutions Group executives reflects the wide variety of activities required to develop the consumer business.

•      The Board of Directors has changed the method by which Company-wide financial performance is measured for purposes of determining annual incentive payouts.  For Plan participants with an annual incentive based on Company financial performance, including the Company’s Chief Executive Officer, results with respect to both the operating income contribution targets for its Enterprise Solutions Group and specific revenue targets for its Consumer Solutions Group will be weighted separately and equally to determine the Company financial performance component of their annual incentive payout.

•      Pursuant to its authority under the Plan, the Board of Directors has reduced the specific revenue target for the Consumer Solutions Group that it had previously selected after adopting the Plan to reflect the longer roll-out periods associated with consumer partner engagements.  The revised targets continue to reflect substantial increases over the prior year’s consumer revenue.

•      The Board of Directors has eliminated the potential for an “overachievement incentive” based on Consumer Solutions Group revenue achievement for 2008.    The Board of Directors has also provided that the Chief Executive Officer will not be eligible for any overachievement incentive in 2008 and reduced the amount of incentive compensation that may be earned by the Chief Executive Officer in the second half of the year.  No changes were made to the potential overachievement incentive based on Enterprise Solutions Group operating income achievement.

The foregoing descriptions of the Plan and the Amended and Restated 2008 Executive Incentive Compensation Plan do not purport to be complete, and are qualified in their entirety by the full text of the Plan and the Amended and Restated 2008 Executive Incentive Compensation Plan, as applicable.  The Plan is incorporated herein by reference from Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2008.  The Amended and Restated 2008 Executive Incentive Compensation Plan is filed with this Current Report as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

10.1         SupportSoft, Inc. 2008 Executive Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (Commission No. 000-30901) filed with the Securities and Exchange Commission on February 4, 2008).

10.2         SupportSoft, Inc. Amended and Restated 2008 Executive Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2008

SUPPORTSOFT, INC.

By:	/s/ Anne-Marie Eileraas
Name:	Anne-Marie Eileraas
Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

SupportSoft, Inc. 2008 Executive Incentive Compensation Plan (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (Commission No. 000-30901) filed with the Securities and Exchange Commission on February 4, 2008).

10.2	SupportSoft, Inc. Amended and Restated 2008 Executive Incentive Compensation Incentive Plan